UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 10, 2022

FIRST SEACOAST BANCORP

(Exact Name of Registrant as Specified in Charter)

United States of America	001-38985	84-2404519
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

633 Central Avenue, Dover, New Hampshire		03820
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (603) 742-4680

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	FSEA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers

On February 10, 2022, First Seacoast Bank (the “Bank”) and the non-employee members of the Board of Directors of the Bank entered into amendments to the Supplemental Director Retirement Agreements (the “Agreements”) previously entered into by the Bank and the directors.  Each of the amendments to the Agreements (the “Amendment”) is substantially the same.  The amendment for Mr. Lynch is different than the others in form, but is substantively the same.  The amendments eliminate the formula for determining the normal annual retirement benefit (previously “70% of Final Base Fee”) and replaces it with a fixed annual benefit of $20,000. The amendment also eliminates the formula for determining the benefit payable on a change in control (previously tied to the normal annual retirement formula with certain imputed increases in the Base Fee) and replacing it with a fixed amount equal to the present value of $200,000.  The effect of the amendments is to eliminate the variable and increasing costs associated with the Agreements. Instead, since the normal annual retirement benefit will be a fixed amount, the future costs associated with the Agreements is now more predictable.  It is the intention of the Bank that no new directors of the Bank would enter into similar agreements.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments included as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 , 10.7 and 10.8 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

10.1	Amendment to Supplemental Director Retirement Agreement between Federal Savings Bank and Mark P. Boulanger

10.2	Amendment to Supplemental Director Retirement Agreement between Federal Savings Bank and Michael J. Bolduc

10.3	Amendment to Supplemental Director Retirement Agreement between Federal Savings Bank and James Jalbert

10.4	Amendment to Supplemental Director Retirement Agreement between Federal Savings Bank and Thomas J. Jean

10.5	Amendment to Supplemental Director Retirement Agreement between Federal Savings Bank and Erica A. Johnson

10.6	Second Amendment to Supplemental Director Retirement Agreement between Federal Savings Bank and Dana C. Lynch

10.7	Amendment to Supplemental Director Retirement Agreement between Federal Savings Bank and Paula J. Reid

10.8	Amendment to Supplemental Director Retirement Agreement between Federal Savings Bank and Janet Sylvester

104	Cover Page Interactive Data File (embedded in Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST SEACOAST BANCORP

Date: February 10, 2022	/s/ James R. Brannen
James R. Brannen
President and Chief Executive Officer